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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 March 10, 2004
                        (Date of earliest event reported)


                         GRIFFIN LAND & NURSERIES, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                              0-29288               06-0868496
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(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                  File Number)          Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                         10020
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(Address of principal executive offices)                          (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (212) 218-7910
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Item 9.          Regulation FD Disclosure
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Griffin Land & Nurseries, Inc. ("Griffin") today announced that Griffin and the other principal shareholders of Centaur Communications, Ltd. ("Centaur") completed the previously announced sale of all of the A, B and C Ordinary Shares in Centaur. Griffin's March 10, 2004 Press Release is attached hereto as
Exhibit 99.1 and incorporated by reference into this Item 9. The foregoing information is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of Griffin.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GRIFFIN LAND & NURSERIES, INC.


                              /s/  Anthony J. Galici
                              ----------------------
                              Anthony J. Galici
                              Vice President, Chief Financial Officer and
                              Secretary

Dated:  March 10, 2004

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